UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01776
Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2011 – September 30, 2012

Annual Report | September 30, 2012

Vanguard Wellesley® Income Fund

> Vanguard Wellesley Income Fund returned about 16% for the fiscal year ended
September 30, 2012.

> The fund’s results were a step ahead of its benchmark return and surpassed the average return of peer-group funds.

> The fund’s performance reflected strong returns in both its stock and bond portfolios.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangement.	38
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	15.94%
Admiral™ Shares	16.04
Wellesley Income Composite Index	15.63
Mixed-Asset Target Allocation Conservative Funds Average	12.44

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$21.82	$24.47	$0.785	$0.000
Admiral Shares	52.86	59.29	1.944	0.000

Chairman’s Letter

Dear Shareholder,

The fiscal year ended September 30, 2012, was a remarkably strong period for stocks (despite a severe interruption in the spring) and a period of healthy returns for bonds. Vanguard Wellesley Income Fund capitalized on the strength in both asset classes, delivering its highest return in the past 15 fiscal years.

Investor Shares of Wellesley Income Fund returned 15.94% over the period, and Admiral Shares returned 16.04%. The fund’s benchmark returned 15.63%, and the average return of peer-group funds was 12.44%.

Wellesley seeks to invest about one-third of its portfolio in stocks, especially those that pay above-average dividends or are expected to boost dividends over time. The fund also seeks to invest about two-thirds of its assets in bonds, focusing primarily on investment-grade corporate bonds. Both corporate bonds and higher-yielding stocks have been of particular interest to investors in today’s exceptionally low-yield market. Therefore, I’ll add a cautionary note: These securities are more volatile than the short- and intermediate-term bonds that some investors have fled in search of greater income.

As bond yields have declined to generational lows, and rising stock prices have driven dividend yields lower, fund yields have declined. The 30-day SEC yield for Investor Shares declined to 2.44% as of September 30 from 3.26% a year earlier. The yield for Admiral Shares declined to 2.51% from 3.32%.

If you hold funds in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

Stocks notched a powerful rally, with help from central bankers

U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns; future results may be more muted

Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.25%	0.18%	0.86%

The fund expense ratios shown are from the prospectus dated January 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

The fund’s equity portfolio provided a major assist

The strong stock market rally was the primary driver behind Wellesley’s fiscal-year performance. The equity portion of the fund returned 29.4%, edging past the 28.9% result of its equity benchmark, the FTSE High Dividend Yield Index.

Every sector of the equity portfolio, which holds roughly 60 stocks, posted double-digit returns. The fund’s three largest sector holdings were responsible for about half of the equity portfolio’s return: industrials (37.4%), especially machinery manufacturers; consumer staples (24.5%), predominantly a variety of packaged goods companies; and health care (30.3%), especially pharmaceutical firms.

Wellesley’s portfolio of more than 600 bonds produced a return of 9.2% during the fiscal period. This was ahead of the 8.8% return of its bond benchmark, the Barclays U.S. Credit A or Better Bond Index.

About three-quarters of the fund’s bond portfolio focuses on corporate bonds. These include a wide range of industrial companies; banks, insurers, and other financial institutions; and electric and gas utilities. Because investors had regained their appetite for risk for much of this period, demand was strong for corporate bonds, compared with “safe” government securities.

Total Returns
Ten Years Ended September 30, 2012
Average
Annual Return
Wellesley Income Fund Investor Shares	7.70%
Wellesley Income Composite Index	7.54
Mixed-Asset Target Allocation Conservative Funds Average	4.93

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

In this kind of environment, bonds of lower credit quality typically outperform higher-credit-quality bonds, and this boosted the fund’s substantial holdings of investment-grade bonds rated “A” and its smaller holdings of investment-grade bonds rated “Baa.” The fund, of course, diversifies its bond holdings, and includes in the remainder of its portfolio the highest-rated corporate bonds (Aa and Aaa), as well as U.S. Treasuries and government mortgage-backed securities.

The fund performed well during a tough decade

You can review Wellesley’s long-term performance several ways, and all of them will lead you to conclude that the

Investment insight
How a balanced fund can buffer market volatility
A portfolio of stocks and bonds can position an investor for good times and bad:
Stocks offer the potential for growth and bonds can act as a shock absorber during stocks’ down days, as in 2008. Of course, when stocks rally, as in fiscal 2012,
Wellesley’s mix will limit the potential for gains. You can see the results in the chart, which compares Wellesley’s results with the total returns of its all-stock and all-bond benchmark indexes.

A look at Wellesley Income Fund’s recent history

fund’s advisor, Wellington Management Company, llp, has done an excellent job. The fund’s average annual return over the ten years ended September 30, 2012, was 7.70%, above the 7.54% return of its benchmark index and well above the 4.93% average return of peer-group funds.

The fund’s equity portfolio returned 10.3%, a step ahead of its benchmark (10.2%) and well ahead of the broad stock market (8.8%, as measured by the Dow Jones U.S. Total Stock Market Index). The bond portfolio, with a 5.9% return, has also been a step ahead of its benchmark (5.7%) and the broad bond market (5.3%, as measured by the Barclays U.S. Aggregate Bond Index). It’s worth noting that this impressive ten-year return was produced during a period characterized by severe financial and economic challenges.

Wellesley’ ten-year performance is the product of skilled management and low costs, two Vanguard hallmarks that can enhance your chances of investment success.

The lessons of the financial crisis remain relevant four years later

In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it. (The accompanying Investment Insight on page 6 shows the fund’s performance through the teeth of the financial crisis, and discusses how a balanced fund can help temper the effects of volatility.)

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors
embrace these lessons, they can give
themselves a better chance of reaching
their long-term goals.

As always, thank you for entrusting your
assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2012

Advisor’s Report

Investor Shares of the Wellesley Income Fund returned 15.94% over the 12 months ended September 30, 2012. The composite benchmark, which is weighted 65% Barclays Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 15.63%. The fund’s fixed income holdings returned 9.17% for the period, ahead of the 8.80% return of the bond portfolio’s benchmark. Wellesley’s stock portfolio returned 29.35%, compared with its equity benchmark return of 28.89%.

Investment environment

Ineffective fiscal policies have motivated the central banks to assume the responsibility for economic growth globally and in the United States. The outsized involvement of central banks and monetary policy is affecting market valuations of yields and relative yields. Beyond this, many of the major themes in the fixed income markets during recent periods haven’t changed during much of this fiscal year—the questionable underlying strength of the U.S. economy, concerns about fiscal troubles in Europe, and an era of lower liquidity in the corporate bond market.

Already-low interest rates fell further during the course of the year, and the Treasury yield curve flattened as yields for longer-maturity bonds dropped more than those of shorter-maturity bonds.

Liquidity in the corporate bond sector, where the fund invests the majority of its fixed income assets, has improved, but it remains poor even as money continues to flow into the sector. These inflows put less pressure on the market-makers to provide liquidity. However, a shift in sentiment and cash flows could stress these same markets and market-makers as new buyers would need to be found. As we look forward, pending regulations and increased capital requirements are expected to reduce market liquidity and to increase transaction costs.

While economic conditions around the world showed little change in the third quarter, equity markets moved steadily higher. We expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region. The United States has performed better than other economies partly because its deleveraging process is more advanced and partly because it has taken more aggressive policy actions. However, economic growth remains lackluster because of weak employment gains, uncertainty about government policies and the presidential election, and the potential impact of the upcoming “fiscal cliff.”

The fund’s successes

The fixed income portion of the fund generated a positive return and outpaced its high-quality corporate bond benchmark. Our security selection decisions were favorable, particularly within financials. Relative returns also got a boost from our exposure to agency mortgage-backed securities (MBS) compared with short-

maturity corporates. Our interest rate positioning helped relative returns on the margin as well.

In the stock portfolio, good selections in consumer discretionary, utilities, and industrials contributed the most to relative returns. Shares of Home Depot, a consumer discretionary holding, outperformed after the company posted solid quarterly earnings and raised its outlook for the full fiscal year. Investors are gaining confidence that Home Depot will benefit from a recovery in the housing market. Our position in Cemig, a large integrated utility based in Brazil, contributed most to relative results. Shares performed well after the company announced a special dividend of approximately 4% during the first quarter. We eliminated our positions in these two stocks as they approached our target prices.

Our position in Stanley Black & Decker helped returns within the industrials sector. Shares of the company, which provides consumer and professional tools as well as commercial security products and monitoring, rose after management announced that the company would take a hiatus of 12 to 18 months from acquisitions to focus on organic growth and to integrate recently completed deals; management also raised the dividend by 20% and expanded the stock buyback program. At the end of the period, we continued to hold the stock owing to its attractive valuation and dividend yield.

The fund’s shortfalls

Our exposure to U.S. Treasury securities not included in the benchmark and a commensurate underweighting in noncorporate credit issuers (such as supranationals, sovereigns, and local agencies and authorities) hindered the bond portfolio’s relative returns.

In the stock portfolio, the energy and financials sectors were the largest detractors from relative performance. In energy, our position in Royal Dutch Shell, an integrated oil and gas company, hurt relative results. Shares underperformed after the company posted disappointing quarterly earnings, in part because of low refining margins and soft chemical earnings. We continue to hold the stock and expect it to rebound as major upstream projects reach full capacity and the market responds positively to the expected improvement in production and cash flow.

In financials, not owning several strong benchmark names, such as Allstate and Travelers, hurt relative results. Our position in JPMorgan also hurt relative results. After a strong start to the period, shares fell sharply in the second quarter after the company announced an unexpected $2 billion trading loss stemming from a long-standing economic hedging program designed to manage risk against overall credit exposures. While the loss was unexpected and we were disappointed by the news, it did not alter our long-term outlook on the company. Shares have since rebounded as investors gained confidence that the firm’s trading loss had largely been addressed.

The fund’s positioning

Overall, we continue to remain modestly optimistic about growth and risk in the United States. However, there are important caveats that would urge some caution. Higher fuel and food prices could dampen consumer spending. Moreover, seasonal factors may have overstated recent growth, with a real trajectory quite possibly lower than it may have first seemed on the surface.

European economies face a longer recession, hampered by fiscal austerity, unstable banking systems, and shrinking credit availability. We could see another contraction in global credit availability if the situation in Europe deteriorates.

A host of forces on the political and policy fronts are playing a central role in shaping the outlook for financial markets and the global economy. Unless Congress acts soon, a combination of expiring tax cuts and mandated spending cuts—the so-called fiscal cliff we face at the start of 2013—will shave an estimated 4 percentage points from U.S. GDP in 2013. This threat to the U.S. economy, with associated flight-to-safety capital flows and expectations of prolonged Fed accommodation, partly explains why Treasury yields are currently near record lows. We expect that these actions will be delayed and their severity diminished, reducing the impact on economic growth.

In the fixed income portfolio, we have been modestly reducing risk with the view that events in Europe and closer to home could be disappointing and could hurt the credit markets. Within our corporate bond holdings, we remain broadly diversified and have overweight positions in communications, insurers, REITs, and consumer sector issuers. We have underweight positions in capital goods, energy, and technology bonds. We are also underweighted in sovereigns and other noncorporate issuers, such as the supranationals. We continue to maintain ample liquidity in the fund, holding securities such as Treasuries, agency MBS, and other bonds that can be converted to cash with relative ease.

We think duration, or the sensitivity of bonds to interest rates changes, is the greatest risk bond investors are assuming in today’s markets. In the search for yield, fixed income investors can choose greater credit risk, greater interest rate risk, or a combination of the two. We think it is a better time to take on credit risk than interest rate risk. Within the fund, we are inclined to continue to keep duration close to neutral versus the benchmark as persistent government involvement in the markets makes outcomes difficult to predict.

Within the equity portfolio, our largest overweight sector positions are in financials and industrials, and our largest underweight sector positions are in consumer discretionary and consumer staples. Consumer staples was the largest absolute sector weighting in the equity portfolio at the end of the period.

Significant stock purchases during the period included adding to our positions in JP Morgan and Microsoft and initiating new positions in Roche, United Technologies, and National Grid, a utility company. Among the positions we eliminated were Home Depot (as noted above) and Genuine Parts when they hit our target price. We also sold Chubb because of insufficient yield.

Respectfully,

John C. Keogh, Senior Vice President and
Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and
Equity Portfolio Manager

Wellington Management Company, llp

October 19, 2012

Wellesley Income Fund

Fund Profile
As of September 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.25%	0.18%
30-Day SEC Yield	2.44%	2.51%

Equity and Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	62	433	3,638
Median Market Cap $73.3B		$93.2B	$35.6B
Price/Earnings Ratio	13.8x	15.1x	17.0x
Price/Book Ratio	2.2x	2.3x	2.2x
Return on Equity	19.6%	20.0%	18.0%
Earnings Growth Rate	5.1%	3.6%	10.4%
Dividend Yield	3.6%	3.3%	2.0%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate	33%	—	—
Short-Term Reserves	2.9%	—	—

Fixed Income Characteristics
		Barclays
		Credit
		A or	Barclays
		Better	Aggregate
	Fund	Index Bond	Index
Number of Bonds	670	2,673	7,967
Yield to Maturity
(before expenses)	2.3%	2.2%	1.6%
Average Coupon	4.1%	4.4%	3.7%
Average Duration	6.6 years	6.8 years	4.8 years
Average Maturity	9.2 years	9.7 years	6.7 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.97	0.65
Beta	1.00	0.26

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)

Merck & Co. Inc.	Pharmaceuticals	4.8%
Chevron Corp.	Integrated Oil & Gas	4.8
Johnson & Johnson	Pharmaceuticals	4.4
Royal Dutch Shell plc
Class B	Integrated Oil & Gas	3.8
Marsh & McLennan Cos.
Inc.	Insurance Brokers	3.6
Pfizer Inc.	Pharmaceuticals	3.5
AT&T Inc.	Integrated
	Telecommunication
	Services	3.2
General Electric Co.	Industrial
	Conglomerates	3.1
Philip Morris
International Inc.	Tobacco	2.8
JPMorgan Chase & Co.	Diversified Financial
	Services	2.8
Top Ten		36.8%
Top Ten as % of Total Net Assets		13.6%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	2.8%	6.0%	12.0%
Consumer Staples	17.1	19.6	9.5
Energy	13.4	13.3	10.4
Financials	12.6	9.9	16.0
Health Care	15.2	12.7	11.9
Industrials	14.8	12.2	10.6
Information
Technology	9.1	8.3	19.2
Materials	4.3	4.0	3.9
Telecommunication
Services	4.7	5.9	2.9
Utilities	6.0	8.1	3.6

Sector Diversification (% of fixed income
portfolio)

Asset-Backed	2.8%
Commercial Mortgage-Backed	0.6
Finance	29.4
Foreign	2.6
Government Mortgage-Backed	9.7
Industrial	36.2
Treasury/Agency	6.9
Utilities	6.3
Other	5.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)

U.S. Government	15.7%
Aaa	3.8
Aa	14.9
A	45.6
Baa	13.1
Ba	0.1
Not Rated	6.8

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2012

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellesley Income Fund Investor
	Shares	15.94%	6.81%	7.70%	$20,997
	Barclays U.S. Aggregate Bond Index
- - - - - -		5.16	6.53	5.32	16,800

••••••••	Wellesley Income Composite Index	15.63	5.59	7.54	20,685

– – – –	Mixed-Asset Target Allocation
	Conservative Funds Average	12.44	3.31	4.93	16,183
	Dow Jones U.S. Total Stock Market
	Index	30.00	1.53	8.77	23,184

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

	Average Annual Total Returns
	Periods Ended September 30, 2012
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	16.04%	6.90%	7.80%	$105,995
Barclays U.S. Aggregate Bond Index	5.16	6.53	5.32	84,000
Wellesley Income Composite Index	15.63	5.59	7.54	103,423
Dow Jones U.S. Total Stock Market Index	30.00	1.53	8.77	115,920

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

Wellesley Income Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.500%	6/30/16	341,500	355,215	1.1%
	United States Treasury
	Note/Bond	1.625%	8/15/22	345,000	344,731	1.1%
	United States Treasury
	Note/Bond	4.750%	2/15/41	85,000	119,266	0.4%
	United States Treasury
	Note/Bond	0.875%–4.375%	1/31/17–11/15/41	293,409	336,257	1.0%
					1,155,469	3.6%

Agency Bonds and Notes †					149,496	0.5%

Conventional Mortgage-Backed Securities
[1,2]	Freddie Mac Gold Pool	5.500%	8/1/40	113,477	123,775	0.4%
[1,2]	Freddie Mac Gold Pool	3.000%–5.500%	6/1/18–10/1/42	1,378,726	1,503,328	4.6%
	Conventional Mortgage-
	Backed Securities—Other †				14,451	0.0%
					1,641,554	5.0%
Nonconventional Mortgage-Backed Securities
[1,2]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	81,301	89,781	0.2%
	Nonconventional Mortgage-
	Backed Securities—Other †				21,938	0.1%
					111,719	0.3%
Total U.S. Government and Agency Obligations (Cost $2,935,021)					3,058,238	9.4%
Asset-Backed/Commercial Mortgage-Backed Securities
[2,3]	Citibank Omni Master Trust	4.900%	11/15/18	38,000	41,330	0.1%
[2,3]	GE Equipment Small Ticket LLC
	Series 2011-1	1.450%	1/21/18	13,388	13,484	0.1%
3	Asset-Backed/Commercial Mortgage-
	Backed Securities—Other †				486,170	1.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $529,662)					540,984	1.7%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.625%–7.375%	1/15/13–2/7/42	272,310	303,795	0.9%
Bank One Corp.	7.750%	7/15/25	25,000	32,308	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	18,549	0.1%
Citigroup Inc.	3.953%–8.500%	1/15/15–1/30/42	342,482	389,894	1.2%
Goldman Sachs Group Inc.	3.625%–7.500%	2/7/16–2/1/41	342,378	389,913	1.2%
JPMorgan Chase & Co.	2.000%–6.300%	9/15/14–1/6/42	309,835	349,910	1.1%
Merrill Lynch & Co. Inc.	5.000%–6.875%	2/3/14–1/29/37	77,000	85,788	0.3%
Wachovia Bank NA	4.800%	11/1/14	19,640	21,110	0.1%
Wachovia Corp.	4.875%–6.605%	2/15/14–10/1/25	58,245	65,335	0.2%
Wells Fargo & Co.	2.625%–5.625%	10/1/14–3/8/22	216,700	240,272	0.7%
Wells Fargo Bank NA	5.950%	8/26/36	25,000	31,964	0.1%
3 Banking—Other †				2,304,303	7.1%
Brokerage †				7,857	0.0%
Finance Companies
General Electric
Capital Corp.	3.150%–6.875%	10/20/16–1/10/39	323,946	384,405	1.2%
Finance Companies—Other †				12,598	0.0%
3 Insurance †				746,295	2.3%
Other Finance †				25,286	0.1%
3 Real Estate Investment Trusts †				204,458	0.6%
				5,614,040	17.3%
Industrial
Basic Industry †				176,595	0.6%
3 Capital Goods †				566,205	1.7%
Communication
AT&T Inc.	1.600%–6.550%	8/15/15–8/15/41	262,627	309,648	1.0%
BellSouth Corp.	6.000%	11/15/34	34,000	39,172	0.1%
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	33,998	0.1%
3 Communication—Other †				1,214,574	3.7%
3 Consumer Cyclical †				1,189,928	3.7%
Consumer Noncyclical
Bestfoods	6.625%	4/15/28	25,000	35,958	0.1%
Johnson & Johnson	2.150%–6.730%	5/15/16–11/15/23	26,000	33,165	0.1%
3 Kraft Foods Group Inc.	2.250%–5.000%	6/5/17–6/4/42	30,895	33,230	0.1%
Kraft Foods Inc.	4.125%–6.875%	2/9/16–2/9/40	49,000	60,647	0.2%
Merck & Co. Inc.	3.875%–5.000%	6/30/15–1/15/21	61,585	70,822	0.2%
Pfizer Inc.	5.350%–6.200%	3/15/15–3/15/19	48,210	58,374	0.2%
Philip Morris
International Inc.	2.500%–4.500%	3/26/20–8/21/42	76,740	83,230	0.2%
Unilever Capital Corp.	4.250%	2/10/21	78,185	91,172	0.3%
Wyeth LLC	5.950%	4/1/37	15,000	20,145	0.1%
3 Consumer Noncyclical—Other †				1,631,208	5.0%
Energy
Shell International
Finance BV	3.100%–4.375%	6/28/15–3/25/20	56,000	62,587	0.2%
Texaco Capital Inc.	8.625%	4/1/32	25,000	40,556	0.1%
3 Energy—Other †				416,706	1.3%
3 Other Industrial †				47,925	0.2%
Technology †				500,906	1.5%
3 Transportation †				189,044	0.6%
				6,905,795	21.3%

Wellesley Income Fund

		Market	Percentage
		Value	of Net
		($000)	Assets
Utilities
3 Electric †		1,078,481	3.3%
3 Natural Gas †		128,000	0.4%
		1,206,481	3.7%
Total Corporate Bonds (Cost $12,323,442)		13,726,316	42.3%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $454,640) †		497,737	1.5%
Taxable Municipal Bonds (Cost $868,057) †		1,056,912	3.2%

	Shares
Common Stocks
Consumer Discretionary
Mattel Inc.	3,910,130	138,731	0.4%
Consumer Discretionary—Other †		201,088	0.6%
		339,819	1.0%
Consumer Staples
Philip Morris International Inc.	3,811,140	342,774	1.1%
Kraft Foods Inc.	6,941,660	287,038	0.9%
Kimberly-Clark Corp.	3,024,830	259,470	0.8%
Sysco Corp.	7,359,520	230,132	0.7%
Unilever NV	5,933,610	210,524	0.6%
Altria Group Inc.	3,936,260	131,432	0.4%
Procter & Gamble Co.	1,858,390	128,898	0.4%
Imperial Tobacco Group plc	3,467,718	128,467	0.4%
General Mills Inc.	3,083,400	122,873	0.4%
Consumer Staples—Other †		219,706	0.7%
		2,061,314	6.4%
Energy
Chevron Corp.	4,956,680	577,751	1.8%
Royal Dutch Shell plc Class B	12,998,253	462,554	1.4%
Exxon Mobil Corp.	3,477,700	318,036	1.0%
ConocoPhillips	3,262,570	186,554	0.6%
Energy—Other †		70,885	0.2%
		1,615,780	5.0%
Financials
Marsh & McLennan Cos. Inc.	12,697,490	430,826	1.3%
JPMorgan Chase & Co.	8,323,800	336,947	1.0%
M&T Bank Corp.	2,108,240	200,620	0.6%
BlackRock Inc.	1,025,790	182,898	0.6%
National Bank of Canada	1,820,610	137,782	0.4%
Wells Fargo & Co.	3,607,662	124,573	0.4%
Financials—Other †		94,966	0.3%
		1,508,612	4.6%
Health Care
Merck & Co. Inc.	12,855,950	579,803	1.8%
Johnson & Johnson	7,723,190	532,205	1.6%
Pfizer Inc.	17,062,250	423,997	1.3%
Roche Holding AG	1,018,310	190,471	0.6%
Health Care—Other †		94,756	0.3%
		1,821,232	5.6%

Wellesley Income Fund

				Market	Percentage
				Value	of Net
			Shares	($000)	Assets
Industrials
General Electric Co.			16,242,800	368,874	1.1%
3M Co.			2,860,860	264,401	0.8%
Eaton Corp.			5,193,960	245,467	0.7%
Illinois Tool Works Inc.			3,794,770	225,675	0.7%
United Technologies Corp.			1,998,800	156,486	0.5%
Stanley Black & Decker Inc.			1,788,500	136,373	0.4%
United Parcel Service Inc. Class B			1,643,200	117,604	0.4%
Waste Management Inc.			3,665,520	117,590	0.4%
Industrials—Other †				152,176	0.5%
				1,784,646	5.5%
Information Technology
Analog Devices Inc.			7,278,280	285,236	0.9%
Intel Corp.			12,178,820	276,216	0.8%
Microsoft Corp.			5,673,760	168,964	0.5%
Maxim Integrated Products Inc.			5,734,550	152,654	0.5%
Linear Technology Corp.			3,634,070	115,745	0.4%
Information Technology—Other †				94,261	0.3%
				1,093,076	3.4%
Materials
EI du Pont de Nemours & Co.			2,844,810	143,009	0.4%
Dow Chemical Co.			4,537,200	131,397	0.4%
International Paper Co.			3,505,630	127,324	0.4%
Materials—Other †				113,471	0.4%
				515,201	1.6%
Telecommunication Services
AT&T Inc.			10,112,405	381,238	1.2%
Vodafone Group plc ADR			6,414,790	182,789	0.5%
				564,027	1.7%
Utilities
Xcel Energy Inc.			6,547,170	181,422	0.6%
National Grid plc			14,253,299	157,227	0.5%
NextEra Energy Inc.			2,004,370	140,967	0.4%
Utilities—Other †				243,931	0.7%
				723,547	2.2%
Total Common Stocks (Cost $9,502,544)				12,027,254	37.0%

			Face
		Maturity	Amount
	Coupon	Date	($000)
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 9/28/12, Repurchase Value
$73,601,000, collateralized by
Federal Home Loan Mortgage
Corp. 4.000%, 3/1/26)	0.170%	10/1/12	73,600	73,600	0.2%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Bank of Montreal (Dated 9/28/12,
Repurchase Value $75,001,000,
collateralized by Federal National
Mortgage Assn. 4.000%, 12/1/40,
and Government National
Mortgage Assn. 3.500%, 9/20/42)	0.230%	10/1/12	75,000	75,000	0.2%
Barclays Capital Inc. (Dated 9/28/12,
Repurchase Value $219,105,000,
collateralized by Federal National
Mortgage Assn. 3.000%,
4/1/27–9/1/42)	0.250%	10/1/12	219,100	219,100	0.7%
Deutsche Bank Securities, Inc.
(Dated 9/28/12, Repurchase Value
$12,400,000, collateralized by
U.S. Treasury Notes, 0.125%,
7/31/14)	0.250%	10/1/12	12,400	12,400	0.1%
HSBC Bank USA (Dated 9/28/12,
Repurchase Value $106,302,000,
collateralized by Federal National
Mortgage Assn. 4.500%, 12/1/40)	0.240%	10/1/12	106,300	106,300	0.3%
RBC Capital Markets LLC
(Dated 9/28/12, Repurchase Value
$151,203,000, collateralized by
Federal Home Loan Mortgage Corp.
2.011%, 10/1/42, and Federal
National Mortgage Assn.
2.548%–4.500%, 7/1/20–10/1/42)	0.250%	10/1/12	151,200	151,200	0.5%
RBC Capital Markets LLC (Dated
9/26/12, Repurchase Value
$250,008,000, collateralized by
Federal National Mortgage Assn.
2.310%, 7/1/42, and Government
National Mortgage Assn. 3.000%–
5.500%, 8/20/27–9/20/42)	0.170%	10/3/12	250,000	250,000	0.8%
RBS Securities, Inc. (Dated 9/28/12,
Repurchase Value $37,201,000,
collateralized by U.S. Treasury
Notes, 0.250%, 11/30/13)	0.200%	10/1/12	37,200	37,200	0.1%
				924,800	2.9%
Total Temporary Cash Investments (Cost $924,800)				924,800	2.9%
Total Investments (Cost $27,538,166)				31,832,241	98.0%
Other Assets and Liabilities
Other Assets[4]				1,239,488	3.8%
Liabilities				(595,089)	(1.8%)
				644,399	2.0%
Net Assets				32,476,640	100.0%

Wellesley Income Fund

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	27,911,358
Overdistributed Net Investment Income	(18,943)
Accumulated Net Realized Gains	287,322
Unrealized Appreciation (Depreciation)
Investment Securities	4,294,075
Futures Contracts	2,265
Swap Contracts	337
Foreign Currencies	226
Net Assets	32,476,640

Investor Shares—Net Assets
Applicable to 486,893,029 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,915,545
Net Asset Value Per Share—Investor Shares	$24.47

Admiral Shares—Net Assets
Applicable to 346,809,529 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,561,095
Net Asset Value Per Share—Admiral Shares	$59.29

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate value of these securities was $2,312,744,000, representing 7.1% of net assets.
4 Cash of $8,200,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1]	385,182
Interest	639,437
Security Lending	1,680
Total Income	1,026,299
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,957
Performance Adjustment	1,512
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,892
Management and Administrative—Admiral Shares	18,557
Marketing and Distribution—Investor Shares	3,005
Marketing and Distribution—Admiral Shares	3,294
Custodian Fees	290
Auditing Fees	28
Shareholders’ Reports—Investor Shares	208
Shareholders’ Reports—Admiral Shares	65
Trustees’ Fees and Expenses	56
Total Expenses	58,864
Net Investment Income	967,435
Realized Net Gain (Loss)
Investment Securities Sold	693,961
Futures Contracts	(23,684)
Swap Contracts	2,901
Foreign Currencies	(467)
Realized Net Gain (Loss)	672,711
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,411,589
Futures Contracts	7,847
Swap Contracts	337
Foreign Currencies	558
Change in Unrealized Appreciation (Depreciation)	2,420,331
Net Increase (Decrease) in Net Assets Resulting from Operations	4,060,477
1 Dividends are net of foreign withholding taxes of $3,427,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	967,435	794,139
Realized Net Gain (Loss)	672,711	235,321
Change in Unrealized Appreciation (Depreciation)	2,420,331	(115,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,060,477	914,106
Distributions
Net Investment Income
Investor Shares	(372,194)	(344,265)
Admiral Shares	(597,136)	(456,843)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(969,330)	(801,108)
Capital Share Transactions
Investor Shares	801,173	(263,041)
Admiral Shares	5,513,170	5,205,414
Net Increase (Decrease) from Capital Share Transactions	6,314,343	4,942,373
Total Increase (Decrease)	9,405,490	5,055,371
Net Assets
Beginning of Period	23,071,150	18,015,779
End of Period[1]	32,476,640	23,071,150
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($18,943,000) and ($17,728,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.82	$21.60	$19.98	$19.60	$22.30
Investment Operations
Net Investment Income	.787	.819	.819	.914	.981
Net Realized and Unrealized Gain (Loss)
on Investments	2.648	.224	1.622	.703	(2.421)
Total from Investment Operations	3.435	1.043	2.441	1.617	(1.440)
Distributions
Dividends from Net Investment Income	(.785)	(.823)	(.821)	(.916)	(1.002)
Distributions from Realized Capital Gains	—	—	—	(.321)	(.258)
Total Distributions	(.785)	(.823)	(.821)	(1.237)	(1.260)
Net Asset Value, End of Period	$24.47	$21.82	$21.60	$19.98	$19.60

Total Return[1]	15.94%	4.86%	12.45%	9.01%	-6.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,916	$9,875	$10,061	$8,021	$7,281
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.28%	0.31%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.39%	3.76%	3.99%	5.00%	4.60%
Portfolio Turnover Rate	33%[3]	48%[3]	30%	53%	27%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.00%.
3 Includes 26% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$52.86	$52.34	$48.41	$47.48	$54.02
Investment Operations
Net Investment Income	1.949	2.021	2.019	2.259	2.430
Net Realized and Unrealized Gain (Loss)
on Investments	6.425	.528	3.936	1.713	(5.865)
Total from Investment Operations	8.374	2.549	5.955	3.972	(3.435)
Distributions
Dividends from Net Investment Income	(1.944)	(2.029)	(2.025)	(2.264)	(2.480)
Distributions from Realized Capital Gains	—	—	—	(.778)	(.625)
Total Distributions	(1.944)	(2.029)	(2.025)	(3.042)	(3.105)
Net Asset Value, End of Period	$59.29	$52.86	$52.34	$48.41	$47.48

Total Return[1]	16.04%	4.90%	12.54%	9.14%	-6.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,561	$13,197	$7,955	$5,774	$5,116
Ratio of Total Expenses to
Average Net Assets[2]	0.18%	0.18%	0.21%	0.21%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.46%	3.83%	4.06%	5.10%	4.70%
Portfolio Turnover Rate	33%[3]	48%[3]	30%	53%	27%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.00%.
3 Includes 26% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellesley Income Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2012, the fund’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit exposure of the fund or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

During the year ended September 30, 2012, the fund’s average amounts of credit protection sold, credit protection purchased, interest rate swaps, and total return swaps each represented less than 1% of net assets, based on quarterly average notional amounts.

Wellesley Income Fund

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Wellesley Income Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2012, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $1,512,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $4,521,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,058,238	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	540,984	—
Corporate Bonds	—	13,726,316	—
Sovereign Bonds	—	497,737	—
Taxable Municipal Bonds	—	1,056,912	—
Common Stocks	10,900,439	1,126,815	—
Temporary Cash Investments	—	924,800	—
Futures Contracts—Liabilities[1]	(116)	—	—
Swap Contracts—Assets	—	337	—
Total	10,900,323	20,932,139	—
1 Represents variation margin on the last day of the reporting period.

Wellesley Income Fund

E. At September 30, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	337	337
Liabilities	(116)	—	(116)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(23,684)	—	(23,684)
Swap Contracts	—	2,901	2,901
Realized Net Gain (Loss) on Derivatives	(23,684)	2,901	(20,783)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	7,847	—	7,847
Swap Contracts	—	337	337
Change in Unrealized Appreciation (Depreciation) on Derivatives	7,847	337	8,184

At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	December 2012	7,417	990,054	2,265

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2012, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining	Periodic
				Up-Front Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
MetLife Inc./A3	9/20/17	DBAG	9,200	760	1.000	337
1 DBAG—Deutsche Bank AG.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

Wellesley Income Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2012, the fund realized net foreign currency losses of $467,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,147,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $16,853,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $300,807,000 to offset taxable capital gains realized during the year ended September 30, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2012, the fund had $15,928,000 of ordinary income and $383,205,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $92,851,000 through September 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At September 30, 2012, the cost of investment securities for tax purposes was $27,631,594,000. Net unrealized appreciation of investment securities for tax purposes was $4,200,647,000, consisting of unrealized gains of $4,231,737,000 on securities that had risen in value since their purchase and $31,090,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2012, the fund purchased $7,824,607,000 of investment securities and sold $3,338,587,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchase and sales of U.S. government securities were $6,576,974,000 and $5,663,753,000, respectively.

Wellesley Income Fund

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,311,330	184,206	3,352,160	151,825
Issued in Lieu of Cash Distributions	342,836	14,584	319,590	14,559
Redeemed	(3,852,993)	(164,463)	(3,934,791)	(179,540)
Net Increase (Decrease) —Investor Shares	801,173	34,327	(263,041)	(13,156)
Admiral Shares
Issued	6,685,236	117,817	6,414,298	120,238
Issued in Lieu of Cash Distributions	513,979	9,005	385,469	7,246
Redeemed	(1,686,045)	(29,664)	(1,594,353)	(29,830)
Net Increase (Decrease) —Admiral Shares	5,513,170	97,158	5,205,414	97,654

I. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

Special 2012 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $16,853,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $362,415,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 31.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	15.94%	6.81%	7.70%
Returns After Taxes on Distributions	14.88	5.48	6.29
Returns After Taxes on Distributions and Sale of Fund Shares	10.60	5.16	5.97

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,054.11	$1.29
Admiral Shares	1,000.00	1,054.74	0.93
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.17	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The firm and the fund’s management team have depth and stability. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. The firm has advised the fund since its inception in 1970.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been solid. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of The Conference Board.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
IndependentTrustees	of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
and Chief Operating Officer (retired 2010) of Corning	John C. Bogle
Incorporated (communications equipment); Director	Chairman and Chief Executive Officer, 1974–1996
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112012

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.4%)
U.S. Government Securities (3.6%)
	United States Treasury Note/Bond	1.500%	6/30/16	341,500	355,215
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,668
	United States Treasury Note/Bond	1.750%	5/15/22	30,000	30,431
	United States Treasury Note/Bond	1.625%	8/15/22	345,000	344,731
	United States Treasury Note/Bond	4.750%	2/15/41	85,000	119,266
	United States Treasury Note/Bond	4.375%	5/15/41	63,925	84,800
	United States Treasury Note/Bond	3.750%	8/15/41	81,000	96,960
	United States Treasury Note/Bond	3.125%	11/15/41	73,505	78,398
					1,155,469
Agency Bonds and Notes (0.5%)
	Egypt Government AID Bonds	4.450%	9/15/15	22,500	25,167
	Private Export Funding Corp.	2.250%	12/15/17	57,055	61,056
1	Tennessee Valley Authority	4.375%	6/15/15	35,000	38,781
1	Tennessee Valley Authority	4.625%	9/15/60	19,800	24,492
					149,496
Conventional Mortgage-Backed Securities (5.0%)
2,3	Freddie Mac Gold Pool	3.000%	9/1/42	1,300	1,596
2,3	Freddie Mac Gold Pool	4.000%	7/1/33	12	13
2,3	Freddie Mac Gold Pool	5.000%	5/1/30–10/1/42	634,731	690,355
2,3	Freddie Mac Gold Pool	5.500%	2/1/19–10/1/42	856,160	935,139
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	137	156
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	12,437	14,295
					1,641,554
Nonconventional Mortgage-Backed Securities (0.3%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,288
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,650
2,3	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,322
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	85,459

					111,719

Total U.S. Government and Agency Obligations (Cost $2,935,021)					3,058,238

Asset-Backed/Commercial Mortgage-Backed Securities (1.7%)
3	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	8,860	8,976
3,4	Ally Master Owner Trust	2.880%	4/15/15	38,668	38,963
3	Ally Master Owner Trust	2.150%	1/15/16	63,305	63,897
3	Ally Master Owner Trust	1.720%	7/15/19	25,000	25,148
3	AmeriCredit Automobile Receivables Trust 2010-3	2.040%	9/8/15	7,450	7,552
3	AmeriCredit Automobile Receivables Trust 2010-3	3.340%	4/8/16	6,050	6,387
3	AmeriCredit Automobile Receivables Trust 2011-1	2.190%	2/8/16	4,760	4,822
3	AmeriCredit Automobile Receivables Trust 2011-3	1.170%	1/8/16	6,520	6,562
3	AmeriCredit Automobile Receivables Trust 2011-3	2.280%	6/8/16	10,000	10,169
3,4	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	39,465	39,439
3,4	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	8,000	8,394
3,4	Citibank Omni Master Trust	4.900%	11/15/18	38,000	41,330
3	Commercial Mortgage Pass Through Certificates 2012-
	CCRE2	3.147%	8/15/45	16,040	16,950
3	Credit Suisse First Boston Mortgage Securities Corp.	4.940%	12/15/35	1,751	1,789
3,4	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	7,000	7,563
3	Ford Credit Floorplan Master Owner Trust	1.920%	1/15/19	27,005	27,929
3,4	GE Equipment Small Ticket LLC Series 2011-1	1.450%	1/21/18	13,388	13,484
3,4	Hertz Vehicle Financing LLC	2.600%	2/25/15	13,500	13,587
3,4	Hertz Vehicle Financing LLC	2.200%	3/25/16	28,910	29,660
3,4	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,680	31,339
3,4	Huntington Auto Trust 2011-1	1.010%	1/15/16	17,325	17,453
3,4	Hyundai Auto Lease Securitization Trust 2011-A	1.020%	8/15/14	16,375	16,523
3	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	4,765	4,767
3	Nissan Auto Lease Trust 2011-A	1.040%	8/15/14	39,900	40,254

1

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,4	OBP Depositor LLC Trust	4.646%	7/15/45	23,260	27,108
3,4	Santander Drive Auto Receivables Trust 2010-A	2.390%	6/15/17	5,470	5,508
3	Santander Drive Auto Receivables Trust 2012-5	0.830%	12/15/16	6,365	6,387
3	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	18,870	19,044

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $529,662)					540,984

Corporate Bonds (42.3%)
Finance (17.3%)
	Banking (13.1%)
	American Express Co.	7.250%	5/20/14	17,000	18,766
	American Express Co.	5.500%	9/12/16	25,000	29,016
	American Express Co.	6.150%	8/28/17	35,000	42,470
	American Express Credit Corp.	2.750%	9/15/15	56,365	59,369
	American Express Credit Corp.	2.800%	9/19/16	13,635	14,501
	American Express Credit Corp.	2.375%	3/24/17	35,650	37,541
4	ANZ National International Ltd.	6.200%	7/19/13	6,459	6,693
	Bank of America Corp.	4.875%	1/15/13	6,700	6,767
	Bank of America Corp.	7.375%	5/15/14	12,590	13,770
	Bank of America Corp.	5.375%	6/15/14	25,525	27,163
	Bank of America Corp.	3.625%	3/17/16	10,000	10,531
	Bank of America Corp.	3.750%	7/12/16	28,940	30,647
	Bank of America Corp.	5.625%	10/14/16	22,500	25,498
	Bank of America Corp.	5.650%	5/1/18	60,090	68,657
	Bank of America Corp.	5.625%	7/1/20	25,000	28,514
	Bank of America Corp.	5.875%	1/5/21	10,285	11,845
	Bank of America Corp.	5.000%	5/13/21	35,910	39,593
	Bank of America Corp.	5.700%	1/24/22	26,000	30,546
	Bank of America Corp.	5.875%	2/7/42	8,770	10,264
	Bank of Montreal	2.500%	1/11/17	71,580	75,702
	Bank of New York Mellon Corp.	4.300%	5/15/14	24,670	26,164
	Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	15,637
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	58,465
	Bank of Nova Scotia	3.400%	1/22/15	47,000	49,877
	Bank of Nova Scotia	2.550%	1/12/17	31,000	32,784
	Bank One Corp.	7.750%	7/15/25	25,000	32,308
	Barclays Bank plc	2.375%	1/13/14	27,000	27,441
	Barclays Bank plc	5.000%	9/22/16	12,865	14,411
	Barclays Bank plc	6.750%	5/22/19	18,605	22,607
	Barclays Bank plc	5.125%	1/8/20	20,000	22,500
	BB&T Corp.	4.750%	10/1/12	16,000	16,002
	BB&T Corp.	1.600%	8/15/17	19,775	20,039
	BB&T Corp.	5.250%	11/1/19	19,000	21,991
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	18,549
	BNP Paribas SA	3.250%	3/11/15	34,770	36,133
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	41,000	42,951
	Capital One Financial Corp.	7.375%	5/23/14	18,335	20,207
	Capital One Financial Corp.	2.150%	3/23/15	24,030	24,641
	Capital One Financial Corp.	3.150%	7/15/16	6,787	7,211
	Capital One Financial Corp.	4.750%	7/15/21	36,165	40,829
	Citigroup Inc.	6.010%	1/15/15	15,000	16,447
	Citigroup Inc.	4.750%	5/19/15	14,725	15,849
	Citigroup Inc.	4.587%	12/15/15	15,410	16,732
	Citigroup Inc.	3.953%	6/15/16	41,322	44,223
	Citigroup Inc.	4.450%	1/10/17	7,075	7,749
	Citigroup Inc.	6.125%	11/21/17	18,000	21,129
	Citigroup Inc.	6.125%	5/15/18	8,500	10,083
	Citigroup Inc.	8.500%	5/22/19	28,000	37,096
	Citigroup Inc.	5.375%	8/9/20	72,645	84,225
	Citigroup Inc.	4.500%	1/14/22	21,965	24,179
	Citigroup Inc.	6.625%	6/15/32	9,000	10,093
	Citigroup Inc.	6.000%	10/31/33	15,000	16,284
	Citigroup Inc.	5.850%	12/11/34	15,000	17,569
	Citigroup Inc.	6.125%	8/25/36	50,000	54,344

2

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	8.125%	7/15/39	3,380	5,003
Citigroup Inc.	5.875%	1/30/42	7,460	8,889
Comerica Inc.	3.000%	9/16/15	3,065	3,242
4 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	28,000	29,132
4 Credit Agricole SA	3.500%	4/13/15	28,000	28,369
Credit Suisse	2.200%	1/14/14	32,000	32,568
Credit Suisse	3.500%	3/23/15	22,970	24,262
Credit Suisse	5.300%	8/13/19	9,000	10,559
Credit Suisse	4.375%	8/5/20	25,000	27,952
Credit Suisse USA Inc.	5.125%	1/15/14	23,825	25,014
Credit Suisse USA Inc.	4.875%	1/15/15	5,430	5,881
Deutsche Bank AG	4.875%	5/20/13	30,000	30,803
Deutsche Bank AG	3.450%	3/30/15	44,000	46,418
Goldman Sachs Group Inc.	3.625%	2/7/16	13,275	13,989
Goldman Sachs Group Inc.	6.250%	9/1/17	64,073	74,867
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	27,892
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	25,748
Goldman Sachs Group Inc.	6.000%	6/15/20	20,000	22,994
Goldman Sachs Group Inc.	5.250%	7/27/21	52,165	57,400
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	76,851
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	22,444
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	26,218
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	41,510
4 HBOS plc	6.000%	11/1/33	19,000	16,130
4 HSBC Bank plc	2.000%	1/19/14	11,000	11,108
4 HSBC Bank plc	3.500%	6/28/15	30,000	31,842
4 HSBC Bank plc	4.750%	1/19/21	42,960	49,177
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,742
HSBC Bank USA NA	5.875%	11/1/34	21,000	24,244
HSBC Holdings plc	4.000%	3/30/22	10,870	11,583
HSBC Holdings plc	7.625%	5/17/32	15,800	19,560
HSBC Holdings plc	6.500%	5/2/36	22,000	25,831
HSBC Holdings plc	6.100%	1/14/42	58,000	75,566
4 ING Bank NV	2.650%	1/14/13	22,000	22,046
4 ING Bank NV	2.000%	10/18/13	34,000	34,005
4 ING Bank NV	3.750%	3/7/17	35,000	36,293
JPMorgan Chase & Co.	5.125%	9/15/14	5,625	6,027
JPMorgan Chase & Co.	3.450%	3/1/16	13,000	13,828
JPMorgan Chase & Co.	3.150%	7/5/16	22,000	23,233
JPMorgan Chase & Co.	2.000%	8/15/17	35,000	35,234
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	83,759
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,597
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	36,451
JPMorgan Chase & Co.	4.500%	1/24/22	10,000	11,096
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,506
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	83,519
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	18,660
4 Lloyds TSB Bank plc	4.375%	1/12/15	14,665	15,514
Mellon Funding Corp.	5.000%	12/1/14	12,000	12,931
Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	15,622
Merrill Lynch & Co. Inc.	6.875%	4/25/18	32,000	38,351
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	31,815
Morgan Stanley	6.000%	5/13/14	20,894	22,149
Morgan Stanley	4.000%	7/24/15	32,000	33,192
Morgan Stanley	3.800%	4/29/16	9,470	9,772
Morgan Stanley	5.450%	1/9/17	15,000	16,363
Morgan Stanley	5.950%	12/28/17	10,000	11,236
Morgan Stanley	6.625%	4/1/18	15,000	17,159
Morgan Stanley	7.300%	5/13/19	53,955	63,678
Morgan Stanley	5.500%	7/24/20	15,000	16,189
Morgan Stanley	5.750%	1/25/21	13,900	15,210
Morgan Stanley	7.250%	4/1/32	51,100	61,446
National City Bank	5.800%	6/7/17	50,000	58,429
4 Nordea Bank AB	2.125%	1/14/14	33,000	33,063

3

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Nordea Bank AB	3.700%	11/13/14	12,155	12,745
Northern Trust Co.	4.600%	2/1/13	10,000	10,126
Northern Trust Corp.	4.625%	5/1/14	6,130	6,519
Northern Trust Corp.	3.450%	11/4/20	10,285	11,103
PNC Bank NA	5.250%	1/15/17	16,000	18,354
3 PNC Financial Services Group Inc.	8.250%	5/29/49	12,000	12,300
PNC Funding Corp.	4.250%	9/21/15	5,765	6,328
4 Societe Generale SA	5.200%	4/15/21	17,510	18,906
4 Standard Chartered plc	3.850%	4/27/15	8,525	8,927
State Street Corp.	5.375%	4/30/17	55,500	65,174
4 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	30,706
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	60,004
Toronto-Dominion Bank	1.375%	7/14/14	25,085	25,535
Toronto-Dominion Bank	2.375%	10/19/16	15,000	15,769
UBS AG	2.750%	1/8/13	30,000	30,165
UBS AG	3.875%	1/15/15	26,000	27,522
UBS AG	4.875%	8/4/20	45,000	50,141
US Bancorp	2.875%	11/20/14	17,000	17,823
US Bancorp	2.200%	11/15/16	30,010	31,452
US Bancorp	1.650%	5/15/17	25,000	25,634
US Bank NA	4.950%	10/30/14	12,400	13,464
Wachovia Bank NA	4.800%	11/1/14	19,640	21,110
Wachovia Corp.	4.875%	2/15/14	19,250	20,210
Wachovia Corp.	5.250%	8/1/14	14,495	15,574
Wachovia Corp.	5.750%	2/1/18	9,500	11,443
Wachovia Corp.	6.605%	10/1/25	15,000	18,108
Wells Fargo & Co.	3.750%	10/1/14	20,000	21,200
Wells Fargo & Co.	3.625%	4/15/15	11,400	12,181
Wells Fargo & Co.	3.676%	6/15/16	17,000	18,451
Wells Fargo & Co.	2.625%	12/15/16	20,000	21,134
Wells Fargo & Co.	5.625%	12/11/17	47,000	56,368
Wells Fargo & Co.	4.600%	4/1/21	40,000	45,756
Wells Fargo & Co.	3.500%	3/8/22	61,300	65,182
Wells Fargo Bank NA	5.950%	8/26/36	25,000	31,964
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,857

Finance Companies (1.2%)
General Electric Capital Corp.	5.375%	10/20/16	5,700	6,546
General Electric Capital Corp.	5.625%	5/1/18	10,000	11,814
General Electric Capital Corp.	5.300%	2/11/21	6,305	7,232
General Electric Capital Corp.	4.650%	10/17/21	65,000	72,924
General Electric Capital Corp.	3.150%	9/7/22	43,246	43,342
General Electric Capital Corp.	6.750%	3/15/32	75,000	96,617
General Electric Capital Corp.	5.875%	1/14/38	85,695	101,793
General Electric Capital Corp.	6.875%	1/10/39	33,000	44,137
HSBC Finance Corp.	4.750%	7/15/13	12,225	12,598
Insurance (2.3%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	25,142
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	17,789
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	18,530
Aetna Inc.	1.750%	5/15/17	2,966	3,005
Aetna Inc.	6.500%	9/15/18	5,395	6,731
Allstate Corp.	7.500%	6/15/13	20,000	20,994
Allstate Corp.	6.200%	5/16/14	7,000	7,623
Allstate Corp.	7.450%	5/16/19	10,000	13,064
4 ASIF Global Financing XIX	4.900%	1/17/13	25,000	25,213
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	38,610
Cigna Corp.	2.750%	11/15/16	13,365	14,109
Genworth Global Funding Trusts	5.750%	5/15/13	10,000	10,168
4 Genworth Life Institutional Funding Trust	5.875%	5/3/13	12,000	12,199
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	18,433
4 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,262

4

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 MassMutual Global Funding II	2.875%	4/21/14	3,878	4,011
MetLife Inc.	4.125%	8/13/42	5,300	5,260
4 Metropolitan Life Global Funding I	5.125%	4/10/13	25,000	25,587
4 Metropolitan Life Global Funding I	5.125%	6/10/14	15,000	16,049
4 Metropolitan Life Global Funding I	2.000%	1/9/15	37,000	37,656
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	33,343
4 New York Life Global Funding	1.650%	5/15/17	53,000	53,927
4 New York Life Insurance Co.	5.875%	5/15/33	44,785	54,303
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,971
Prudential Financial Inc.	4.750%	6/13/15	21,000	22,694
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,737
Prudential Financial Inc.	4.500%	11/15/20	24,055	26,448
Travelers Cos. Inc.	5.800%	5/15/18	8,690	10,640
Travelers Cos. Inc.	5.900%	6/2/19	9,400	11,774
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	27,092
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,480
UnitedHealth Group Inc.	2.875%	3/15/22	1,665	1,694
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	27,179
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	38,892
WellPoint Inc.	4.350%	8/15/20	25,635	28,150
WellPoint Inc.	3.125%	5/15/22	30,450	30,352
WellPoint Inc.	3.300%	1/15/23	8,096	8,184
Other Finance (0.1%)
NYSE Euronext	4.800%	6/28/13	24,540	25,286

Real Estate Investment Trusts (0.6%)
Duke Realty LP	6.500%	1/15/18	5,170	6,002
HCP Inc.	6.000%	1/30/17	20,000	23,060
Liberty Property LP	6.625%	10/1/17	10,096	12,047
Realty Income Corp.	5.950%	9/15/16	9,940	11,184
Realty Income Corp.	5.750%	1/15/21	8,675	10,147
Simon Property Group LP	5.100%	6/15/15	16,000	17,651
Simon Property Group LP	5.250%	12/1/16	5,000	5,752
Simon Property Group LP	5.875%	3/1/17	15,000	17,625
Simon Property Group LP	6.125%	5/30/18	6,625	8,090
Simon Property Group LP	4.375%	3/1/21	22,000	24,838
Simon Property Group LP	4.125%	12/1/21	12,946	14,452
4 WEA Finance LLC	7.125%	4/15/18	21,425	26,146
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	25,000	27,464
				5,614,040
Industrial (21.3%)
Basic Industry (0.6%)
Agrium Inc.	6.125%	1/15/41	6,055	7,751
EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	24,579
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	18,178
Rio Tinto Alcan Inc.	4.500%	5/15/13	22,300	22,854
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,674
Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	38,106
Rio Tinto Finance USA plc	3.500%	3/22/22	34,000	35,668
Rio Tinto Finance USA plc	4.750%	3/22/42	10,000	10,785
Capital Goods (1.7%)
3M Co.	6.375%	2/15/28	25,000	33,920
Boeing Co.	3.750%	11/20/16	23,500	26,204
Caterpillar Financial Services Corp.	1.375%	5/20/14	19,745	20,043
Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,913
Caterpillar Inc.	3.900%	5/27/21	32,880	37,278
Caterpillar Inc.	2.600%	6/26/22	9,575	9,796
4 Caterpillar Inc.	3.803%	8/15/42	20,469	20,741
Deere & Co.	4.375%	10/16/19	13,090	15,211
Dover Corp.	4.875%	10/15/15	10,000	11,169
Eaton Corp.	5.300%	3/15/17	20,000	23,377
Eaton Corp.	6.500%	6/1/25	10,000	13,019

5

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Dynamics Corp.	3.875%	7/15/21	9,950	11,237
Honeywell International Inc.	4.250%	3/1/21	29,484	34,687
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	7,000	7,330
John Deere Capital Corp.	2.950%	3/9/15	6,595	6,960
John Deere Capital Corp.	2.000%	1/13/17	53,000	55,110
John Deere Capital Corp.	3.150%	10/15/21	21,251	22,568
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,984
Raytheon Co.	1.625%	10/15/15	24,650	25,330
Raytheon Co.	3.125%	10/15/20	10,000	10,751
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	53,806
United Technologies Corp.	4.875%	5/1/15	15,000	16,656
United Technologies Corp.	1.800%	6/1/17	13,070	13,560
United Technologies Corp.	4.500%	4/15/20	24,170	28,407
United Technologies Corp.	3.100%	6/1/22	10,095	10,734
United Technologies Corp.	4.500%	6/1/42	38,885	43,414
Communication (4.9%)
America Movil SAB de CV	3.125%	7/16/22	49,185	50,556
America Movil SAB de CV	6.125%	3/30/40	10,000	12,995
America Movil SAB de CV	4.375%	7/16/42	17,680	18,168
AT&T Inc.	2.500%	8/15/15	21,000	22,111
AT&T Inc.	2.950%	5/15/16	48,790	52,476
AT&T Inc.	1.600%	2/15/17	20,000	20,507
AT&T Inc.	3.875%	8/15/21	40,000	45,254
AT&T Inc.	3.000%	2/15/22	10,000	10,558
AT&T Inc.	6.500%	9/1/37	50,000	66,540
AT&T Inc.	6.300%	1/15/38	2,863	3,762
AT&T Inc.	6.400%	5/15/38	5,000	6,669
AT&T Inc.	6.550%	2/15/39	19,580	26,571
AT&T Inc.	5.350%	9/1/40	33,257	40,074
AT&T Inc.	5.550%	8/15/41	12,137	15,126
BellSouth Corp.	6.000%	11/15/34	34,000	39,172
CBS Corp.	5.750%	4/15/20	3,995	4,826
CBS Corp.	4.300%	2/15/21	36,710	40,896
CBS Corp.	3.375%	3/1/22	6,930	7,226
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	18,000	19,346
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	18,000	19,156
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	17,555
Comcast Corp.	6.450%	3/15/37	20,000	25,893
Comcast Corp.	6.950%	8/15/37	45,000	61,239
4 COX Communications Inc.	5.875%	12/1/16	40,000	46,776
4 Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,544
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	45,158
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	11,000	11,601
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	22,798
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	11,245
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	11,000	11,341
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	8,000	9,014
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	22,600	26,598
Discovery Communications LLC	5.625%	8/15/19	7,635	9,199
Discovery Communications LLC	5.050%	6/1/20	13,365	15,653
Discovery Communications LLC	4.950%	5/15/42	3,205	3,496
France Telecom SA	8.500%	3/1/31	40,000	60,154
Grupo Televisa SAB	6.625%	1/15/40	13,805	18,160
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	33,998
NBCUniversal Media LLC	4.375%	4/1/21	26,000	29,426
News America Inc.	4.500%	2/15/21	4,650	5,246
News America Inc.	6.200%	12/15/34	11,000	13,243
News America Inc.	6.150%	3/1/37	12,668	15,300
News America Inc.	6.650%	11/15/37	5,320	6,757
News America Inc.	6.150%	2/15/41	7,985	9,922
4 SBA Tower Trust	4.254%	4/15/15	16,640	17,513
4 SBA Tower Trust	2.933%	12/15/17	28,850	29,647
Telefonica Emisiones SAU	3.992%	2/16/16	24,850	24,684

6

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Cable Inc.	5.850%	5/1/17	70,000	83,334
	Time Warner Cable Inc.	4.500%	9/15/42	8,725	8,683
	Verizon Communications Inc.	3.000%	4/1/16	10,000	10,783
	Verizon Communications Inc.	5.500%	4/1/17	35,000	41,776
	Verizon Communications Inc.	6.100%	4/15/18	11,000	13,740
	Verizon Communications Inc.	3.500%	11/1/21	78,905	87,142
	Verizon Communications Inc.	6.400%	2/15/38	23,000	31,120
	Verizon Communications Inc.	4.750%	11/1/41	28,730	33,181
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	19,805
	Verizon Virginia Inc.	7.875%	1/15/22	16,000	21,068
	Vodafone Group plc	2.875%	3/16/16	34,000	36,259
	Vodafone Group plc	1.250%	9/26/17	37,000	37,044
	Vodafone Group plc	5.450%	6/10/19	26,000	32,130
	Vodafone Group plc	2.500%	9/26/22	23,185	23,178
	Consumer Cyclical (3.7%)
4	American Honda Finance Corp.	6.700%	10/1/13	25,000	26,449
4	American Honda Finance Corp.	2.500%	9/21/15	25,000	26,090
4	American Honda Finance Corp.	1.500%	9/11/17	15,750	15,806
	AutoZone Inc.	4.000%	11/15/20	25,000	27,290
	AutoZone Inc.	3.700%	4/15/22	12,752	13,462
	CVS Caremark Corp.	6.125%	8/15/16	25,000	29,684
	CVS Caremark Corp.	5.750%	6/1/17	25,000	30,146
3,4	CVS Pass-Through Trust	5.926%	1/10/34	16,252	19,251
	Daimler Finance North America LLC	6.500%	11/15/13	11,845	12,625
4	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,822
4	Daimler Finance North America LLC	2.625%	9/15/16	44,000	45,641
4	Daimler Finance North America LLC	2.250%	7/31/19	55,275	54,639
	eBay Inc.	1.350%	7/15/17	10,960	11,084
	eBay Inc.	2.600%	7/15/22	17,530	17,660
4	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,426
	Home Depot Inc.	5.400%	3/1/16	5,000	5,790
	Home Depot Inc.	3.950%	9/15/20	5,500	6,292
	Home Depot Inc.	4.400%	4/1/21	12,300	14,487
4	Hyundai Capital America	1.625%	10/2/15	13,520	13,487
	Johnson Controls Inc.	5.000%	3/30/20	29,000	33,130
	Johnson Controls Inc.	3.750%	12/1/21	25,000	26,628
	Lowe's Cos. Inc.	5.000%	10/15/15	21,356	24,022
	Lowe's Cos. Inc.	2.125%	4/15/16	26,665	27,680
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,836
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	12,680
	McDonald's Corp.	1.875%	5/29/19	6,180	6,388
	McDonald's Corp.	3.500%	7/15/20	21,760	24,547
	McDonald's Corp.	2.625%	1/15/22	10,175	10,699
4	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,643
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	35,369
	Target Corp.	5.375%	5/1/17	5,000	5,970
	Target Corp.	6.000%	1/15/18	16,500	20,547
	Target Corp.	2.900%	1/15/22	24,000	25,437
	Target Corp.	7.000%	1/15/38	17,500	25,697
	Time Warner Inc.	5.875%	11/15/16	39,000	46,309
	Time Warner Inc.	4.750%	3/29/21	5,000	5,771
	Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	31,566
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	27,000
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,579
	Viacom Inc.	6.250%	4/30/16	20,000	23,543
	Viacom Inc.	5.625%	9/15/19	10,000	12,022
	Viacom Inc.	3.875%	12/15/21	9,815	10,696
4	Volkswagen International Finance NV	1.625%	8/12/13	24,220	24,301
4	Volkswagen International Finance NV	1.625%	3/22/15	50,000	50,632
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	84,334
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,960
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	17,644
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	70,380

7

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walt Disney Co.	5.625%	9/15/16	20,000	23,766
Western Union Co.	5.930%	10/1/16	12,750	15,021
Consumer Noncyclical (6.5%)
Abbott Laboratories	4.125%	5/27/20	10,000	11,551
Altria Group Inc.	4.750%	5/5/21	37,770	43,253
Altria Group Inc.	2.850%	8/9/22	13,000	12,907
Amgen Inc.	2.300%	6/15/16	11,460	11,976
Amgen Inc.	5.150%	11/15/41	31,000	34,474
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,700	11,766
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	10,937
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	75,000	93,030
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	8,185
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	35,200	35,740
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	6,610	6,635
Archer-Daniels-Midland Co.	4.479%	3/1/21	12,000	13,866
AstraZeneca plc	5.900%	9/15/17	50,000	61,326
AstraZeneca plc	1.950%	9/18/19	40,325	40,897
4 BAT International Finance plc	3.250%	6/7/22	50,880	52,444
Baxter International Inc.	2.400%	8/15/22	34,155	34,414
Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,841
Bestfoods	6.625%	4/15/28	25,000	35,958
Cardinal Health Inc.	5.850%	12/15/17	4,000	4,682
4 Cargill Inc.	6.000%	11/27/17	7,000	8,491
4 Cargill Inc.	6.125%	9/15/36	22,000	27,550
4 Cargill Inc.	6.625%	9/15/37	42,830	56,168
Coca-Cola Co.	1.800%	9/1/16	8,098	8,442
Coca-Cola Co.	5.350%	11/15/17	50,000	60,445
Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	5,148
Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,283
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,939
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,738
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,795
Diageo Capital plc	5.500%	9/30/16	11,066	12,960
Diageo Investment Corp.	2.875%	5/11/22	17,245	17,969
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,406	7,848
Eli Lilly & Co.	5.500%	3/15/27	20,000	25,900
Express Scripts Holding Co.	6.250%	6/15/14	9,065	9,876
4 Express Scripts Holding Co.	3.500%	11/15/16	46,000	49,744
4 Express Scripts Holding Co.	2.650%	2/15/17	12,371	12,994
General Mills Inc.	5.650%	2/15/19	6,850	8,340
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	24,617
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	19,890
GlaxoSmithKline Capital plc	1.500%	5/8/17	20,770	21,127
GlaxoSmithKline Capital plc	2.850%	5/8/22	43,395	45,046
Johnson & Johnson	2.150%	5/15/16	11,000	11,595
Johnson & Johnson	6.730%	11/15/23	15,000	21,570
Kaiser Foundation Hospitals	3.500%	4/1/22	6,525	6,941
Kaiser Foundation Hospitals	4.875%	4/1/42	11,840	13,383
Kellogg Co.	4.000%	12/15/20	41,000	46,006
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	31,704
4 Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,446
4 Kraft Foods Group Inc.	3.500%	6/6/22	9,735	10,314
4 Kraft Foods Group Inc.	5.000%	6/4/42	11,075	12,470
Kraft Foods Inc.	4.125%	2/9/16	15,000	16,501
Kraft Foods Inc.	5.375%	2/10/20	15,000	18,099
Kraft Foods Inc.	6.875%	1/26/39	7,000	9,727
Kraft Foods Inc.	6.500%	2/9/40	12,000	16,320
Kroger Co.	2.200%	1/15/17	22,780	23,329
McKesson Corp.	3.250%	3/1/16	4,910	5,275
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	13,476
Merck & Co. Inc.	4.000%	6/30/15	13,585	14,904
Merck & Co. Inc.	5.000%	6/30/19	18,000	21,776
Merck & Co. Inc.	3.875%	1/15/21	30,000	34,142

8

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Molson Coors Brewing Co.	2.000%	5/1/17	1,036	1,068
Molson Coors Brewing Co.	3.500%	5/1/22	2,920	3,082
Molson Coors Brewing Co.	5.000%	5/1/42	8,650	9,675
PepsiCo Inc.	3.100%	1/15/15	26,000	27,499
PepsiCo Inc.	3.125%	11/1/20	53,000	56,880
PepsiCo Inc.	2.750%	3/5/22	10,000	10,376
PepsiCo Inc.	4.000%	3/5/42	35,200	36,703
4 Pernod-Ricard SA	4.450%	1/15/22	31,465	34,778
Pfizer Inc.	5.350%	3/15/15	19,610	21,910
Pfizer Inc.	6.200%	3/15/19	28,600	36,464
Philip Morris International Inc.	4.500%	3/26/20	25,000	29,316
Philip Morris International Inc.	4.125%	5/17/21	15,705	17,760
Philip Morris International Inc.	2.500%	8/22/22	13,250	13,304
Philip Morris International Inc.	3.875%	8/21/42	22,785	22,850
3 Procter & Gamble - Esop	9.360%	1/1/21	18,245	24,654
Procter & Gamble Co.	6.450%	1/15/26	25,000	34,545
Procter & Gamble Co.	5.550%	3/5/37	25,000	33,825
4 Roche Holdings Inc.	6.000%	3/1/19	37,000	46,411
4 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,753
4 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	6,565
4 SABMiller plc	6.500%	7/15/18	30,000	37,613
Sanofi	4.000%	3/29/21	36,275	41,446
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,984
4 Tesco plc	5.500%	11/15/17	10,000	11,638
Thermo Fisher Scientific Inc.	2.050%	2/21/14	5,216	5,315
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,433
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,371
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,950
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	19,296
Unilever Capital Corp.	4.250%	2/10/21	78,185	91,172
Wyeth LLC	5.950%	4/1/37	15,000	20,145
Energy (1.6%)
Apache Corp.	6.900%	9/15/18	5,000	6,447
4 BG Energy Capital plc	2.875%	10/15/16	26,655	28,132
BP Capital Markets plc	3.125%	10/1/15	11,000	11,733
BP Capital Markets plc	3.200%	3/11/16	24,000	25,750
BP Capital Markets plc	2.248%	11/1/16	34,545	36,142
BP Capital Markets plc	4.750%	3/10/19	18,140	21,110
BP Capital Markets plc	4.500%	10/1/20	28,000	32,401
BP Capital Markets plc	4.742%	3/11/21	10,000	11,710
BP Capital Markets plc	3.245%	5/6/22	10,000	10,550
ConocoPhillips	7.000%	3/30/29	11,500	15,224
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	25,000	29,663
Encana Corp.	6.500%	8/15/34	15,000	17,845
EOG Resources Inc.	5.625%	6/1/19	8,285	10,176
4 Motiva Enterprises LLC	5.750%	1/15/20	2,535	3,028
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	31,566
Occidental Petroleum Corp.	2.700%	2/15/23	18,000	18,469
4 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,561
Shell International Finance BV	3.100%	6/28/15	10,000	10,690
Shell International Finance BV	3.250%	9/22/15	22,000	23,744
Shell International Finance BV	4.375%	3/25/20	24,000	28,153
Suncor Energy Inc.	5.950%	12/1/34	13,000	16,138
Texaco Capital Inc.	8.625%	4/1/32	25,000	40,556
Total Capital International SA	1.550%	6/28/17	38,435	39,131
Total Capital International SA	2.700%	1/25/23	30,390	30,930
Other Industrial (0.2%)
4 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	13,017
4 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	14,108
4 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	20,800
Technology (1.5%)
Cisco Systems Inc.	4.450%	1/15/20	41,500	48,685
Dell Inc.	5.875%	6/15/19	18,250	21,615

9

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Google Inc.	2.125%	5/19/16	18,815	19,825
Hewlett-Packard Co.	2.650%	6/1/16	45,000	46,179
Hewlett-Packard Co.	3.750%	12/1/20	42,000	42,489
Hewlett-Packard Co.	4.300%	6/1/21	45,000	45,867
Intel Corp.	3.300%	10/1/21	10,000	10,899
International Business Machines Corp.	2.000%	1/5/16	35,000	36,582
International Business Machines Corp.	1.250%	2/6/17	8,395	8,543
International Business Machines Corp.	5.700%	9/14/17	41,710	51,069
International Business Machines Corp.	7.000%	10/30/25	25,000	37,008
Microsoft Corp.	3.000%	10/1/20	10,000	10,981
Microsoft Corp.	4.000%	2/8/21	13,500	15,731
Microsoft Corp.	4.500%	10/1/40	18,210	21,484
Oracle Corp.	5.000%	7/8/19	35,000	42,540
Oracle Corp.	6.125%	7/8/39	8,000	10,992
Pitney Bowes Inc.	4.750%	5/15/18	10,000	10,551
Xerox Corp.	8.250%	5/15/14	10,335	11,474
Xerox Corp.	6.750%	2/1/17	3,525	4,157
Xerox Corp.	6.350%	5/15/18	2,395	2,816
Xerox Corp.	5.625%	12/15/19	1,245	1,419
Transportation (0.6%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,473
4 ERAC USA Finance LLC	2.250%	1/10/14	3,075	3,116
4 ERAC USA Finance LLC	6.375%	10/15/17	36,290	43,666
4 ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,244
4 ERAC USA Finance LLC	5.625%	3/15/42	31,000	32,932
FedEx Corp.	2.625%	8/1/22	14,760	14,723
FedEx Corp.	3.875%	8/1/42	4,505	4,401
Ryder System Inc.	2.500%	3/1/18	32,000	32,445
United Parcel Service Inc.	1.125%	10/1/17	4,055	4,081
United Parcel Service Inc.	2.450%	10/1/22	17,095	17,241
United Parcel Service Inc.	4.875%	11/15/40	14,810	17,722
				6,905,795
Utilities (3.7%)
Electric (3.3%)
Alabama Power Co.	5.550%	2/1/17	11,765	13,735
Ameren Illinois Co.	2.700%	9/1/22	58,000	58,892
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	17,616
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	26,627
Carolina Power & Light Co.	2.800%	5/15/22	20,140	20,927
Carolina Power & Light Co.	6.300%	4/1/38	1,625	2,232
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	69,803
Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	35,049
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	12,409
Duke Energy Corp.	2.150%	11/15/16	35,000	36,252
Duke Energy Corp.	1.625%	8/15/17	34,840	34,953
4 Enel Finance International NV	6.800%	9/15/37	8,935	8,729
Florida Power & Light Co.	6.200%	6/1/36	22,452	31,035
Florida Power & Light Co.	5.250%	2/1/41	23,745	30,030
Florida Power & Light Co.	4.125%	2/1/42	20,000	21,480
Georgia Power Co.	5.700%	6/1/17	50,000	60,408
Georgia Power Co.	4.300%	3/15/42	25,835	27,360
MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	46,851
Mississippi Power Co.	4.250%	3/15/42	20,000	20,584
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	12,693
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,627
4 Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	17,322
NSTAR LLC	4.500%	11/15/19	1,880	2,142
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,502
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	11,118
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,610
Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	44,986
Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	34,656
Peco Energy Co.	4.750%	10/1/12	12,000	12,000

10

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Potomac Electric Power Co.	6.500%	11/15/37	8,000	11,461
PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	13,075
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,733
Progress Energy Inc.	3.150%	4/1/22	20,800	21,153
PSEG Power LLC	5.125%	4/15/20	15,000	17,218
Public Service Co. of Colorado	3.200%	11/15/20	13,650	14,943
Public Service Electric & Gas Co.	2.700%	5/1/15	7,970	8,387
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	11,130
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	22,243
South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	32,168
Southern California Edison Co.	5.000%	1/15/14	11,800	12,498
Southern California Edison Co.	5.500%	8/15/18	31,730	39,222
Southern California Edison Co.	3.875%	6/1/21	24,860	28,245
Virginia Electric & Power Co.	4.750%	3/1/13	16,350	16,647
Virginia Electric & Power Co.	5.950%	9/15/17	50,000	61,800
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	17,930
Natural Gas (0.4%)
4 DCP Midstream LLC	6.450%	11/3/36	9,375	10,819
Nisource Finance Corp.	6.400%	3/15/18	50,000	61,001
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	34,856
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	21,324

				1,206,481

Total Corporate Bonds (Cost $12,323,442)				13,726,316

Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
4 Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	11,324
4 CDP Financial Inc.	4.400%	11/25/19	22,000	25,272
4 Electricite de France SA	4.600%	1/27/20	27,000	30,131
European Investment Bank	4.625%	5/15/14	40,000	42,664
European Investment Bank	4.625%	10/20/15	15,000	16,803
4 Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	20,000	20,228
KFW	4.125%	10/15/14	22,000	23,642
KFW	1.250%	10/26/15	24,308	24,859
Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	18,575
Province of New Brunswick	5.200%	2/21/17	30,000	35,595
Province of Ontario	1.375%	1/27/14	17,390	17,632
Province of Ontario	4.500%	2/3/15	40,000	43,702
Province of Ontario	4.400%	4/14/20	48,000	56,887
Quebec	5.125%	11/14/16	10,000	11,767
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,472
4 Republic of Austria	2.000%	11/15/12	18,170	18,206
Statoil ASA	2.900%	10/15/14	5,720	5,995
Statoil ASA	3.125%	8/17/17	33,000	36,317
Statoil ASA	5.250%	4/15/19	8,895	10,789
4 Temasek Financial I Ltd.	2.375%	1/23/23	39,070	38,877

Total Sovereign Bonds (Cost $454,640)				497,737

Taxable Municipal Bonds (3.2%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	24,560	34,848
California GO	5.700%	11/1/21	15,655	17,936
California GO	7.550%	4/1/39	39,955	54,535
California GO	7.300%	10/1/39	3,465	4,614
California GO	7.600%	11/1/40	17,685	24,549
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,843
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	12,090	13,925
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	17,453
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	30,885
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,123
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	84,316
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	9,986	11,725
Houston TX GO	6.290%	3/1/32	23,000	28,661

11

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois GO	5.100%	6/1/33	2,535	2,459
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	21,186
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	13,130	16,888
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	41,546
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	35,336
Louisville & Jefferson County KY Metropolitan Sewer
District Revenue	6.250%	5/15/43	11,000	14,476
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	16,179
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	19,598
5 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	46,080	58,852
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	43,128
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,873
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	11,965	16,422
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,651
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	8,070	10,411
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	38,186
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	43,754
Oregon Department Transportation Highway User Tax
Revenue	5.834%	11/15/34	14,510	19,055
6 Oregon School Boards Association GO	4.759%	6/30/28	15,000	17,151
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	12,537
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,288
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	58,372
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	68,000	79,387
Princeton University New Jersey GO	5.700%	3/1/39	13,020	18,046
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,370
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,936
University of California Regents Medical Center
Revenue	6.548%	5/15/48	11,330	14,948
University of California Regents Medical Center
Revenue	6.583%	5/15/49	13,855	18,968
University of California Revenue	5.770%	5/15/43	23,675	29,174
Utah GO	3.289%	7/1/20	22,900	25,271
7 Wisconsin GO	5.700%	5/1/26	9,000	11,051

Total Taxable Municipal Bonds (Cost $868,057)				1,056,912

				Market
			Shares	($000)

Common Stocks (37.0%)
Consumer Discretionary (1.0%)
Mattel Inc.			3,910,130	138,731
Thomson Reuters Corp.			3,936,610	113,611
McDonald's Corp.			953,430	87,477
				339,819
Consumer Staples (6.4%)
Philip Morris International Inc.			3,811,140	342,774
Kraft Foods Inc.			6,941,660	287,038
Kimberly-Clark Corp.			3,024,830	259,470
Sysco Corp.			7,359,520	230,132
Unilever NV			5,933,610	210,524
Altria Group Inc.			3,936,260	131,432
Procter & Gamble Co.			1,858,390	128,898

12

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
Imperial Tobacco Group plc	3,467,718	128,467
General Mills Inc.	3,083,400	122,873
PepsiCo Inc.	1,380,740	97,715
HJ Heinz Co.	1,554,970	87,001
British American Tobacco plc	680,956	34,990
		2,061,314
Energy (5.0%)
Chevron Corp.	4,956,680	577,751
Royal Dutch Shell plc Class B	12,998,253	462,554
Exxon Mobil Corp.	3,477,700	318,036
ConocoPhillips	3,262,570	186,554
BP plc ADR	1,673,400	70,885
		1,615,780
Financials (4.6%)
Marsh & McLennan Cos. Inc.	12,697,490	430,826
JPMorgan Chase & Co.	8,323,800	336,947
M&T Bank Corp.	2,108,240	200,620
BlackRock Inc.	1,025,790	182,898
National Bank of Canada	1,820,610	137,782
Wells Fargo & Co.	3,607,662	124,573
Swiss Re AG	1,475,908	94,966
		1,508,612
Health Care (5.6%)
Merck & Co. Inc.	12,855,950	579,803
Johnson & Johnson	7,723,190	532,205
Pfizer Inc.	17,062,250	423,997
Roche Holding AG	1,018,310	190,471
AstraZeneca plc ADR	1,979,850	94,756
		1,821,232
Industrials (5.5%)
General Electric Co.	16,242,800	368,874
3M Co.	2,860,860	264,401
Eaton Corp.	5,193,960	245,467
Illinois Tool Works Inc.	3,794,770	225,675
United Technologies Corp.	1,998,800	156,486
Stanley Black & Decker Inc.	1,788,500	136,373
United Parcel Service Inc. Class B	1,643,200	117,604
Waste Management Inc.	3,665,520	117,590
Lockheed Martin Corp.	1,007,030	94,036
Schneider Electric SA	983,355	58,140
		1,784,646
Information Technology (3.4%)
Analog Devices Inc.	7,278,280	285,236
Intel Corp.	12,178,820	276,216
Microsoft Corp.	5,673,760	168,964
Maxim Integrated Products Inc.	5,734,550	152,654
Linear Technology Corp.	3,634,070	115,745
Cisco Systems Inc.	4,937,700	94,261
		1,093,076
Materials (1.6%)
EI du Pont de Nemours & Co.	2,844,810	143,009
Dow Chemical Co.	4,537,200	131,397
International Paper Co.	3,505,630	127,324
Nucor Corp.	2,965,780	113,471
		515,201
Telecommunication Services (1.7%)
AT&T Inc.	10,112,405	381,238
Vodafone Group plc ADR	6,414,790	182,789
		564,027
Utilities (2.2%)
Xcel Energy Inc.	6,547,170	181,422
National Grid plc	14,253,299	157,227
NextEra Energy Inc.	2,004,370	140,967

13

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

				Market
			Shares	($000)
Northeast Utilities			2,232,190	85,337
American Electric Power Co. Inc.			1,298,870	57,072
PG&E Corp.			837,450	35,734
PPL Corp.			1,170,090	33,991
Dominion Resources Inc.			600,630	31,797

				723,547

Total Common Stocks (Cost $9,502,544)				12,027,254

Temporary Cash Investments (2.9%)

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Repurchase Agreements (2.9%)
Bank of America Securities, LLC)(Dated 9/28/12,
Repurchase Value $73,601,000, collateralized by
Federal Home Loan Mortgage Corp. 4.000%, 3/1/26)	0.170%	10/1/12	73,600	73,600
Bank of Montreal(Dated 9/28/12, Repurchase Value
$75,001,000, collateralized by Federal National
Mortgage Assn. 4.000%, 12/1/40, and Government
National Mortgage Assn. 3.500%, 9/20/42)	0.230%	10/1/12	75,000	75,000
Barclays Capital Inc.(Dated 9/28/12, Repurchase Value
$ 219,105,000, collateralized by Federal National
Mortgage Assn. 3.000%, 4/1/27-9/1/42)	0.250%	10/1/12	219,100	219,100
Deutsche Bank Securities, Inc.(Dated 9/28/12,
Repurchase Value $12,400,000, collateralized by U.S.
Treasury Notes, 0.125%, 7/31/14)	0.250%	10/1/12	12,400	12,400
HSBC Bank USA(Dated 9/28/12, Repurchase Value $
106,302,000, collateralized by Federal National
Mortgage Assn. 4.500%, 12/1/40)	0.240%	10/1/12	106,300	106,300
RBC Capital Markets LLC(Dated 9/28/12, Repurchase
Value $ 151,203,000, collateralized by Federal Home
Loan Mortgage Corp. 2.011%, 10/1/42, and Federal
National Mortgage Assn. 2.548%-4.500%, 7/1/20-
10/1/42)	0.250%	10/1/12	151,200	151,200
RBC Capital Markets LLC(Dated 9/26/12, Repurchase
Value $250,008,000, collateralized by Federal
National Mortgage Assn. 2.310%, 7/1/42, and
Government National Mortgage Assn. 3.000%-
5.500%, 8/20/27-9/20/42)	0.170%	10/3/12	250,000	250,000
RBS Securities, Inc.(Dated 9/28/12, Repurchase Value
$37,201,000, collateralized by U.S. Treasury Notes,
0.250%, 11/30/13)	0.200%	10/1/12	37,200	37,200

				924,800

Total Temporary Cash Investments (Cost $924,800)				924,800

Total Investments (98.0%) (Cost $27,538,166)				31,832,241
Other Assets and Liabilities—Net (2.0%) [8]				644,399
Net Assets (100%)				32,476,640

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate value of these securities was $2,312,744,000, representing 7.1% of net assets.

14

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2012

5 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
6 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Cash of $82,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

15

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Wellesley Income Fund (the “Fund”) as of September 30, 2012 and for the year then ended and have issued our unqualified report thereon dated November 9, 2012. Our audit included an audit of the Fund’s schedule of investments as of September 30, 2012. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

November 9, 2012

16

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 270 112012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2012: $28,000
Fiscal Year Ended September 30, 2011: $27,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2012: $4,809,780
Fiscal Year Ended September 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2012: $1,812,565
Fiscal Year Ended September 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2012: $490,518
Fiscal Year Ended September 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2012: $16,000
Fiscal Year Ended September 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2012: $506,518
Fiscal Year Ended September 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 16, 2012
VANGUARD WELLESLEY INCOME FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 16, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.